                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):   JANUARY 19, 2001
                                                           --------------------

                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       000-21481                                          04-3027191
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                   02139
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         On January 19, 2001, Transkaryotic Therapies, Inc. ("TKT") announced that Judge William G. Young of the U.S. District Court of Massachusetts has issued an opinion in a patent infringement suit Amgen brought against Aventis Pharma and TKT involving Dynepo-TM-, the companies' Gene-Activated-Registered Trademark- erythropoietin being developed in the United States and Europe for the treatment of anemia.

         Judge Young ruled in favor of Amgen on a number of issues. He held that claims 2 through 4 of Amgen's U.S. Patent No. 5,621,080, while not literally infringed, were valid and infringed under the doctrine of equivalents. He held that four of the five claims, claims 1,3,4, and 6, of Amgen's U.S. Patent No. 5,756,349 were valid and literally infringed. He also held that claim 1 of Amgen's U.S. Patent No. 5,955,422 was valid and literally infringed.

         Judge Young ruled in favor of TKT and Aventis on a number of issues. He held that Amgen's U.S. Patent No. 5,547,933 was not infringed, and that it would be invalid if it were infringed. He held that Amgen's U.S. Patent No. 5,618,698 was not infringed. He held that claim 7 of Amgen's U.S. Patent No. 5,756,349 was not infringed. He held that Amgen's U.S. Patent No. 5,621,080 was not literally infringed.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              99.1 Press Release



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2001                         REGISTRANT


                                               TRANSKARYOTIC THERAPIES, INC.


                                               By: /s/ Daniel E. Geffken
                                                   ---------------------------
                                                   Daniel E. Geffken
                                                   Vice President, Finance and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION

99.1                        Press Release




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